UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2012
Date of Report (Date of earliest event reported)

TITAN IRON ORE CORP
(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 North Campbell Ave. #110, Tucson, Arizona	85719
(Address of principal executive offices)	(Zip Code)

(520) 989-0020
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement

On April 10, 2012, Titan Iron Ore Corp. (the "Company") entered into and closed an asset purchase agreement (the “Asset Purchase Agreement”) with Wyomex Limited Liability Company (“Wyomex”) whereby the Company purchased the Strong Creek and Iron Mountain (the “Wyoming Iron Complex”) mineral project located in Albany County, Wyoming. The Wyoming Iron Complex consists of mineral leases and unpatented mining claims aggregating approximately 683 acres.

The purchase price for the Wyoming Iron Complex is $7,000,000 payable as follows:

(i)             Acknowledgement by Wyomex and credit to the Company of the sum of US$60,000, previously  received by Wyomex for expenses and option payments related to the Wyoming Iron Complex.

(ii)            Immediate payment by the Company to Wyomex of US$85,000.

(iii)           A promissory note (the “Note”) in the principal amount of US$6,855,000 executed by the Company and delivered to Wyomex. The Note shall be interest-free. All Advance Production Payments and Production Payments (defined below) paid to Wyomex will be credited against any outstanding balance of or amounts due under the Note. The Note is secured by a purchase money mortgage (the “Mortgage”).

(iv)           Commencing six months from the date of closing and every six months thereafter, the Company will pay Wyomex, as an advance production payment, the initial amount of $62,500 (the “Advance Production Payment”), as adjusted for inflation, until Commencement of Commercial Production from the Property, which is defined as the first quarter of production in which 4.5 percent of the metal values or gross proceeds from the sales of mineral materials derived from the Wyoming Iron Complex exceeds the amount of the Advance Production Payment.

(v)           Titan assumed all liabilities of Wyomex to make all lease or other payments required following the closing under the mineral lease agreement between Wyomex and Chugwater Iron Company (the “Mineral Lease Agreement”) relating to certain leased real property (the “Leased Real Property”), including payment of real property taxes and payment of the sum of $1,000 per month to be paid as an advance production payment under the Mineral Lease Agreement.

At the Commencement of Commercial Production, the Advance Production Payment is converted to a 4.5% gross metal value payment (“GMP”) on iron ore, concentrates, and/or other mineral materials produced and sold from the Wyoming Iron Complex by the Company to unrelated third parties (the “Production Payment”), provided, that for the Leased Real Property, the GMP payable to Wyomex is reduced by 50% such that Wyomex receives a 2.25% GMP on production from such lands, and the owner of the Leased Real Property shall receive the balance or a 2.25% GMP. Except for events of force majeure (including non-operation of the facilities after startup) in no event shall the total Production Payment paid by the Company to Wyomex and the owner of the Leased Real Property be less than US$150,000 in any given calendar year. All Advance Production Payments and Production Payments, as they relate to Leased Real Property, shall be reduced to Wyomex by the amounts of such payments that must be transmitted to the lessor of the Leased Real Property in accordance with the terms and obligations of the Mineral Lease for the Leased Real Property.

Subsequent to the payment by the Company of the full amount of $7 million, the Purchase Price is deemed to be satisfied, and the Production Payment is reduced such that the Company pays to Wyomex, and the owner of the Leased Real Property, a total GMP royalty of 1.5% for all iron product and/or other mineral materials produced and sold from the Wyoming Iron Complex during the previous month.  The Production Payments due to Wyomex and the owner of Leased Real Property shall be similarly reduced, as provided above, such that Wyomex receives a 0.75% GMP on such assets, and the owner of Leased Real Property shall receive a 0.75% GMP.

The Wyoming Iron Complex consist of certain unpatented lode mining claims situated in an unorganized mining district, Albany County, Wyoming, in Sections 14 and 24, Township 19 North, Range 72 West, 6th Principal Meridian, the names of which and the place of record of the location notices thereof in the official records of the county recorder and the authorized office of the Bureau of Land Management are as follows:

		County Records BLM Serial #
Claim Name	Location Date	Book	Page	W MC & Location

VAN NO. 1	10-12-1976	256	946	127756 SW¼ Sec. 24
VAN NO. 2	10-12-1976	256	947	127757 SW¼ Sec. 24
VAN NO. 3	10-12-1976	256	948	127758 SW¼ Sec. 24
VAN NO. 4	10-12-1976	256	949	127759 SW¼ Sec. 24
VAN NO. 5	10-12-1976	256	950	127760 SW¼ Sec. 24
VAN NO. 6	10-12-1976	256	951	127761 SW¼ Sec. 24
VAN NO. 7	10-12-1976	256	952	127762 SW¼ Sec. 24
VAN NO. 8	10-12-1976	256	953	127763 SW¼ Sec. 24
VAN NO. 9	10-12-1976	256	954	127764 SW¼ Sec. 24
VAN NO. 10	10-12-1976	256	955	127765 SW¼ Sec. 24
VAN NO. 11	10-12-1976	256	956	127766 SW¼ Sec. 24
VAN NO. 12	10-12-1976	256	957	127767 SE¼ Sec. 24

TI NO. 15	10-12-1976	256	993	127744 NW¼ Sec 14
TI NO. 16	10-12-1976	256	993	127745 NE¼ Sec. 14

Document Number

VAN 13	07-17-2005	2005-6333	268116 SE¼ Sec. 24
VAN 14	07-17-2005	2005-6334	268117 SE¼ Sec. 24
VAN 15	07-17-2005	2005-6335	268118 E½ Sec. 24
VAN 16	07-17-2005	2005-6336	268119 E½ Sec. 24
VAN 17	07-17-2005	2005-6337	268120 NW¼ Sec 24
VAN 18	07-17-2005	2005-6338	268121 NW¼ Sec 24
VAN 19	07-17-2005	2005-6339	268122 NW¼ Sec 24
VAN 20	07-17-2005	2005-6340	268123 SW¼ Sec. 24
VAN 21	07-17-2005	2005-6341	268124 NW¼ Sec 24
VAN 22	07-17-2005	2005-6342	268125 NE¼ Sec. 24
VAN 23	07-17-2005	2005-6343	268126 NE¼ Sec. 24
VAN 24	07-17-2005	2005-6344	268127 NE¼ Sec. 24

Note:  The VAN Nos. 1-12 are included within Mineral Survey No. 605.

A copy of the Asset Purchase Agreement, Note, and Mortgage are attached as exhibit to this current report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 6, 2012, Jodi Henderson resigned as corporate secretary of the Company and Frank Garcia was appointed as corporate secretary. Jodi Henderson’s resignation was not as a result of any disagreement with the Company or its policies.

Item 9.01  Financial Statements and Exhibits.

(d)             Exhibits

10.1           Asset Purchase Agreement between the Company and Wyomex

10.2           Note between the Company and Wyomex

10.3           Mortgage between the Company and Wyomex

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN IRON ORE CORP

Date: April 11, 2012	By:	Frank Garcia

	Name:	Frank Garcia
	Title:	Corporate Secretary

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